Aetna Variable Portfolios, Inc.
EXHIBIT


77Q1(a) - Articles of Amendment
 (April 6, 1998)

	Incorporated herein by reference to
 Post-Effective Amendment No. 4 to
 Registration Statement on Form N-1A,
 (File No. 333-05173), as filed
 electronically with the Securities and
 Exchange Commission on April 27, 1998
 (Accession No. 0000950146-98-000686).

77Q1(e) - Investment Advisory Agreement
 (May 1, 1998):

	Incorporated herein by reference to
 Post-Effective Amendment No. 3 to
 Registration Statement on Form N-1A,
 (File No. 333-05173), as filed
 electronically with the Securities
 and Exchange Commission on February
 26, 1998 (Accession No.
 0000950146-98-000289).



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